UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

December 13, 2024

Dear Regional Health Properties, Inc. Shareholders:

It is my pleasure to invite you to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Regional Health Properties, Inc., which will be held on Tuesday, January 14, 2025, at 1050 Crown Pointe Parkway, Atlanta, Georgia 30338, at 10:00 a.m., local time. We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2024 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting. At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Your vote on the business to be considered at the Annual Meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible to ensure your shares are represented at the Annual Meeting.

Thank you for your continued interest in Regional Health Properties, Inc.

Sincerely,

/s/ Brent S. Morrison
Brent S. Morrison
Chief Executive Officer, President, Corporate Secretary and Chairman of the Board of Directors

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	Tuesday, January 14, 2025, at 10:00 a.m., local time

PLACE	1050 Crown Pointe Parkway, Atlanta, Georgia 30338

	●	To elect the four director nominees named in the accompanying proxy statement (Proposal 1) by the voting groups set forth below;

(a) Three directors to be elected by the holders of our common stock, no par value per share (the “common stock”), voting separately as a single class; and

ITEMS OF BUSINESS		(b) One director to be elected by the holders of our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), voting separately as a single class.

	●	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2024, by the holders of our common stock voting separately as a single class (Proposal 2); and

	●	To transact such other business as may properly come before the 2024 Annual Meeting of Shareholders and any adjournments or postponements thereof.

RECORD DATE	December 2, 2024. Only shareholders of record of our common stock and our Series B Preferred Stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting of Shareholders and any adjournments or postponements thereof.

PROXY MATERIALS AND ANNUAL REPORT	The accompanying proxy statement and the enclosed proxy card are first being mailed to shareholders on or about December 16, 2024. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 accompanies the proxy statement.

Whether or not you plan to attend the 2024 Annual Meeting of Shareholders, please read the accompanying proxy statement and the voting instructions on the enclosed proxy card. Then please vote over the Internet or by completing, signing, dating and mailing the completed proxy card to us. The instructions on your proxy card describe how to use these convenient services.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be Held on Tuesday, December 31, 2024: Our 2024 proxy materials and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2024.

By Order of the Board of Directors,

/s/ Brent S. Morrison
Brent S. Morrison
Chief Executive Officer, President, Corporate Secretary and Chairman of the Board of Directors
Atlanta, Georgia
December 13, 2024

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF SHAREHOLDERS

Regional Health Properties, Inc. (the “Company,” “we,” “us” and “our”) is furnishing this proxy statement (this “Proxy Statement”) in connection with the solicitation by our Board of Directors (the “Board of Directors” or the “Board”) of proxies for our 2024 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2024 Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, January 14, 2025, at 1050 Crown Pointe Parkway, Atlanta, Georgia 30338, at 10:00 a.m., local time.

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting. Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our shareholders. This Proxy Statement is also used by the Board to solicit proxies to be used at the Annual Meeting so that all shareholders of record have an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated Brent Morrison, our Chief Executive Officer, President and Corporate Secretary, and Paul O’Sullivan, our Senior Vice President (together, the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by such proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2024 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2025

This Proxy Statement and our 2023 Annual Report to Shareholders are available at https://www.cstproxy.com/regionalhealthproperties/2024. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of record of our common stock, no par value per share (the “common stock”), and our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), as of close of business on December 2, 2024 (the “record date”), on or about December 16, 2024. A copy of the 2023 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), as filed with the SEC, is being mailed with this Proxy Statement. You should read the entire Proxy Statement carefully before voting.

If you attend the Annual Meeting, then you may vote in person. If you are not present at the Annual Meeting, then your shares may be voted only by a person to whom you have given a valid proxy.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you were a shareholder of the common stock or the Series B Preferred Stock as of the close of business on December 2, 2024, the record date. Shareholders of record of the common stock are entitled to vote on Proposal 1(a) and Proposal 2. Shareholders of record of the Series B Preferred Stock are entitled to vote on Proposal 1(b). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. For additional information, see “— How do I vote?”

Holders of our Series A Redeemable Preferred Shares, no par value per share (the “Series A Preferred Stock”), are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

Each share of common stock is entitled to one vote on each of Proposal 1(a) and Proposal 2 at the Annual Meeting. Each share of Series B Preferred Stock is entitled to one vote on Proposal 1(b) at the Annual Meeting.

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What constitutes a quorum for the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of one-third (1/3) of the votes entitled to be cast on a matter will constitute a quorum for action on that matter. As of the December 2, 2024 record date, we had 1,879,249 shares of common stock outstanding and 2,252,272 shares of Series B Preferred Stock outstanding — meaning that 626,417 shares of common stock and 750,758 shares of Series B Preferred Stock must be represented in person or by proxy at the Annual Meeting to have a quorum. For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn the Annual Meeting until a quorum is present. Any adjournment of the Annual Meeting may be made from time to time by the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment is for more than 120 days or the Board fixes a new record date for the adjourned Annual Meeting, no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock and the Series B Preferred Stock are being asked to vote on the following proposals:

●	Election of the four director nominees named in this Proxy Statement (“Proposal 1”) by the voting groups set forth below;

	(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class; and

	(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

●	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”) by the holders of our common stock voting separately as a single class.

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting.

What vote is required under Georgia law, and how will the votes be counted, to elect directors and to ratify the appointment of Cherry Bekaert?

Proposal	Voting Options	Vote Required to Elect or Approve (Assuming a Quorum Exists)	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors (Proposal 1)

Election of Directors (Proposal 1(a))	For or Withhold	A plurality of votes cast by shares of common stock entitled to vote in the election at the Annual Meeting	No effect	No effect

Election of Directors (Proposal 1(b))	For or Withhold	A plurality of votes cast by shares of Series B Preferred Stock entitled to vote in the election at the Annual Meeting	No effect	No effect

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2)	For, Against or Abstain	Votes cast by shares of common stock entitled to vote favoring the action exceed the votes cast by shares of common stock entitled to vote opposing the action	No effect	Brokers have discretion to vote

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How does the Board recommend that I vote?

The Board recommends that you vote:

●	“FOR” the election of the four director nominees named in this Proxy Statement (Proposal 1);

(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class; and

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2).

What happens if a director nominee is unable to stand for election?

Subject to any rights of the holders of the Series B Preferred Stock, if a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this Proxy Statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of common stock or Series B Preferred Stock in more than one brokerage account, then you will receive a separate Proxy Statement and proxy card or voting instruction card for each brokerage account in which you hold shares of common stock or Series B Preferred Stock. Similarly, if you are a shareholder of record and hold shares of common stock or Series B Preferred Stock in a brokerage account, then you will receive a proxy card for shares of common stock or Series B Preferred Stock held in your name and a voting instruction card for shares of common stock or Series B Preferred Stock held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares of common stock and Series B Preferred Stock are voted.

What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock or Series B Preferred Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record with respect to those shares. The printed copies of the proxy materials, including any proxy cards, will be sent directly to you by Continental Stock at our request. As the shareholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

If your shares of common stock or Series B Preferred Stock are held in a brokerage account, by a bank or by another nominee, then the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and such shares are held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. The printed copies of the proxy materials, including voting instructions, will be forwarded to you by your nominee.

3

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares of common stock in “street name”, then your broker has discretionary authority to vote your shares only with respect to Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares of common stock or Series B Preferred Stock with respect to Proposal 1 (election of directors).

How do I vote?

Instructions regarding how you can vote are contained on the proxy card included in the printed copies of our proxy materials. If you are a shareholder of record, then you may vote your shares of common stock and Series B Preferred Stock in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

●	Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the proxy card that has been provided to you in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile device and the instructions on the proxy card that has been provided to you; or

●	Via Mail: You may vote by indicating on the proxy card(s) applicable to your shares of common stock and Series B Preferred Stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your proxy card for additional information on how to vote. When you vote via Internet or mail, you will direct the Proxy Holders to vote your shares of common stock and Series B Preferred Stock at the Annual Meeting in accordance with your instructions.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 11:59 p.m., Eastern Time, on January 13, 2025. If you complete all of the proxy card except for one or more of the voting instructions, then the Proxy Holders will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the Proxy Holders will vote your shares in accordance with their discretion. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting.

If you hold your shares in “street name,” then your bank, broker or other nominee should provide to you a voting instruction card along with our proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares of common stock, if any, with respect to Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024).

If your shares of common stock or Series B Preferred Stock are held in “street name,” then your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, then you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, then you will not be able to vote your nominee-held shares in person at the Annual Meeting.

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Can I vote my shares of common stock in person at the Annual Meeting?

Yes. If you are a shareholder of record, then you may vote your shares of common stock and Series B Preferred Stock at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares of common stock or Series B Preferred Stock in “street name,” then you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I do not specify how I want my shares of common stock or Series B Preferred Stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares of common stock or Series B Preferred Stock on one or more proposals, then the Proxy Holders will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

●	“FOR” the election of the four director nominees named in this Proxy Statement (Proposal 1) by the voting groups set forth below;

(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class; and

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2) by the holders of our common stock voting separately as a single class.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, then your bank, broker or other nominee will be unable to vote those shares on Proposal 1 (election of directors). The nominee will have discretion to vote on Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024).

Can I change my vote or revoke my proxy after submission?

Yes. Regardless of the method used to cast a vote, if you are a shareholder of record, then you may change your vote or revoke your proxy by:

●	Delivering to us, at any time before the Annual Meeting is called to order, a written notice of revocation addressed to Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338, Attention: Corporate Secretary;

●	Casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your proxy card before the Internet voting deadline of 11:59 p.m., Eastern Time, on January 13, 2025;

●	Completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order; or

●	Attending the Annual Meeting and voting in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the Annual Meeting is called to order.

5

If your shares of common stock or Series B Preferred Stock are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, then you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. Attendance at the Annual Meeting is limited to shareholders or their designated representatives. If your shares of common stock or Series B Preferred Stock are held in “street name,” then you must bring a statement from your bank, broker or other nominee evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

Is this Proxy Statement the only way proxies are being solicited?

In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board, and all costs and expenses incurred in connection with the solicitation are being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding our proxy materials to beneficial owners of the common stock and Series B Preferred Stock.

Does the Company participate in householding?

A single set of proxy materials, along with individual proxy cards, will be delivered in one envelope to multiple shareholders of record having the same last name and address, unless contrary instructions have been received from an affected shareholder. This is referred to as “householding.” We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees. If you would like to enroll in this service or receive individual copies of all documents, then please contact Continental Stock by phone at (212) 509-4000, by e-mail at proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004. Alternatively, if you participate in householding and would like to revoke your consent or otherwise would like to receive separate copies of our proxy materials, then please contact Continental Stock as described above and we will promptly deliver them to you upon your written or oral request. A number of brokerage firms have instituted householding. If you are a beneficial holder, then please contact your broker, bank or other nominee to request information about householding.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be Held on Tuesday, December 31, 2024: Our 2024 proxy materials and the 2023 Annual Report are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2024.

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PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws, as amended (the “Bylaws”), provide that the number of directors shall be no less than three and no greater than twelve and may be fixed by resolution of the Board from time to time. Our Amended and Restated Articles of Incorporation (the “Articles”), and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. We currently have three directors on the Board, each of whom were elected by the shareholders of the common stock at the Company’s 2023 Annual Meeting of Shareholders.

Nominees for Director

The following directors are standing for re-election, having been elected at the 2023 Annual Meeting of Shareholders, and having been selected by the Board, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”): Brent Morrison, Kenneth W. Taylor and David A. Tenwick. In addition, Steven L. Martin is standing for election for the first time since his prior service on the Board, having been recommended to the Nominating Committee by himself and Mr. Charles L. Frischer and nominated by the Nominating Committee to stand for election. Mr. Martin previously served on the Board from February 14, 2023 to November 16, 2023. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Mr. Martin was recommended to the Board by himself and Mr. Frischer pursuant to the terms and conditions of the Articles. Pursuant to the Articles, because the Company failed to redeem, repurchase or otherwise acquire 800,000 shares of Series B Preferred Stock as of June 30, 2024, eligible holders of Series B Preferred Stock have the right to nominate a director to the Board pursuant to the terms and conditions of the Articles. Mr. Martin is the only person with a substantial interest in his nomination to the Board.

If elected, each director will serve until the 2025 Annual Meeting of Shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Certain information about each director nominee’s experience, qualifications and skills are set forth below. The noted age of each director is as of December 1, 2024.

Name	Age	Occupation	Independent	Director Since	Committee Memberships
Steven L. Martin	67	Private Investor	Yes	N/A

Brent S. Morrison	48	Chief Executive Officer, President and Corporate Secretary of the Company, Chairman of the Board, and Managing Director of Zuma Capital Management LLC	No	October 2014

Kenneth W. Taylor***	64	Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holdings, Inc.	Yes*	February 2018	Audit** Compensation Nominating**

David A. Tenwick	87	Founder of the Company and independent business consultant	Yes	August 1991	Audit Compensation** Nominating

*	Lead Independent Director
**	Committee Chair
***	Audit Committee Financial Expert

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors — Director Nominees.” For purposes of determining the independence of Mr. Martin, the Board considered the relationships described under “Certain Relationships and Related Party Transactions—Related Party Transactions.”

Approval Requirement

Each director will be elected by a plurality of the votes cast. With respect to Proposal 1(a), the three director nominees receiving the greatest number of votes cast by the common stock will be elected to the Board. With respect to Proposal 1(b), the director nominee receiving the greatest number of votes cast by the Series B Preferred Stock will be elected to the Board. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above. Subject to any rights of the holders of the Series B Preferred Stock, if any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any director nominee will not be able to serve if so elected.

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above (Proposal 1).

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm. The Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter. If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

Representatives of Cherry Bekaert are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Approval Requirement

Approval of the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires that the votes cast by shares of common stock entitled to vote favoring Proposal 2 exceed the votes cast by shares of common stock entitled to vote opposing Proposal 2. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 2.

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2).

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GOVERNANCE

Board Structure

Our Articles and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, or whether the Chairman of the Board should be a management or a non-management director. Currently, Mr. Morrison serves as the Chairman of the Board.

Mr. Taylor serves as the Lead Independent Director of the Board (the “Lead Independent Director”). Mr. Michael J. Fox served as the Lead Independent Director until his resignation effective September 30, 2024. As the primary interface between management and the Board, the Lead Independent Director serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management. In addition, the Lead Independent Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role, when we have such a dual role as we currently have. The Lead Independent Director’s responsibilities include as applicable, among other things:

●	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;

●	Scheduling and preparing agendas for meetings of non-management directors;

●	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;

●	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and

●	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other. These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees consist entirely of independent directors, and having each independent director serve on Board committees. Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary. Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes its leadership structure promotes strategy development and is optimal for effective corporate governance.

Independence of Directors and Director Nominees

The NYSE American listing standards require that at least a majority of the members of a listed company’s board of directors qualify as “independent,” as defined under NYSE American rules and as affirmatively determined by the Board. After review of all the relevant transactions and relationships between each director (and his family members) and the Company, senior management and our independent registered public accounting firm, the Board affirmatively determined that each of Messrs. Martin, Taylor and Tenwick are independent within the meaning of applicable NYSE American rules.

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For purposes of determining the independence of Mr. Martin, the Board considered the relationships described under “Certain Relationships and Related Party Transactions—Related Party Transactions.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board individuals qualified to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the NYSE American listing standards and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee. The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight. Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates. Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination. For a description of the procedures required to be followed for a shareholder to nominate a potential director candidate, see “Additional Information — Procedures for Business Matters and Director Nominations for Consideration at the 2025 Annual Meeting.” A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee. There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant. The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board. In addition, in setting compensation, the Compensation Committee strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

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Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions). Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investor Relations page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Clawback Policy

We have adopted a Clawback Policy, which provides for the recoupment of certain incentive compensation pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, in the manner required by Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10D-1 promulgated thereunder, and Section 811 of the NYSE American Company Guide (collectively, the “Dodd-Frank Rules”), and is administered by the Compensation Committee. Under this policy, if we are required to restate our financial statements, we are generally required to recover reasonably promptly from any current or former executive officer any incentive-based compensation that would not have been paid but for the incorrect financial statements. The recovery requirement applies to incentive-based compensation received during the three fiscal years preceding the restatement. Incentive-based compensation is any compensation that is granted, earned or vested, based on the achievement of a financial reporting measure. We filed our Clawback Policy as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Insider Trading Policy and Hedging

We have adopted an Insider Trading Policy which, among other things, prohibits our officers, directors and employees from trading our securities on a short-term basis, purchasing our securities on margin, engaging in short sales with respect to our securities, and buying or selling puts or calls with respect to our securities. We have not otherwise adopted any practices or policies regarding the ability of our officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Communication with the Board and its Committees

The Board welcomes communications from shareholders and interested parties. Shareholders and interested parties may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338. Any correspondence addressed to the Board, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

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BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the date of this Proxy Statement, certain biographical information for each of our four director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Steven L. Martin. Mr. Martin, age 67, has been nominated to stand for election as a director for the first time, since his prior service on the Board from February 14, 2023 to November 16, 2023, at the Annual Meeting. Mr. Martin has worked in the private sector since 2011 managing personal equity/debt accounts and those of friends and family, including public, private and restructurings. Prior to working in the private sector, Mr. Martin worked for Kings Point Capital Management, LLC, a wealth management firm, from October 2015 to March 2016, as a Managing Partner for Slater Capital Management, LLC, from 1996 to 2010, and as a Partner and Retail/Consumer Analyst for Lafer Equity Partners from 1994 to 1996. Mr. Martin is a seasoned investment professional with more than 30 years of experience, primarily in equities, both public and private. Mr. Martin also serves as a board member and Treasurer of a New York City cooperative. Mr. Martin’s expertise and background in the financial markets will provide experience that the Board considers valuable.

Brent S. Morrison. Mr. Morrison, age 48, has served as the Company’s Chief Executive Officer and President since March 2019, Corporate Secretary since December 2022, a director since October 2014 and Chairman of the Board since January 2023. He also served as the Company’s Interim Chief Executive Officer and Interim President from October 2017 to March 2019. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016. Mr. Morrison’s expertise and background in the long-term care industry as well as capital markets provide experience that the Board considers valuable.

Kenneth W. Taylor. Mr. Taylor, age 64, has served as a director since February 2018. Since February 2023 to present, Mr. Taylor has served as the Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holding, Inc., an Altus Capital Partners portfolio company and a leading manufacturer of industrial x-ray systems. Prior to that, Mr. Taylor was the Chief Financial Officer of Construction Forms Inc., an H.I.G. Capital portfolio company and a leading supplier of concrete pumping and industrial processing, from February 2022 to February 2023. From March 2019 to January 2022, Mr. Taylor served as the Chief Financial Officer of H-E Parts International, a division of Hitachi Ltd and a leading supplier of parts, re-manufactured components and equipment to the global mining, heavy construction and energy industries. Previously, Mr. Taylor served as Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores from June 2012. In addition, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation, a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports. Mr. Taylor’s business and principal financial officer experience provide experience that the Board considers valuable.

David A. Tenwick. Mr. Tenwick, age 87, is our founder and has served as a director since our organization was founded in August 1991. Mr. Tenwick also served as Chairman of the Board from our founding until March 2015 and as the Company’s Interim Chief Executive Officer and President from June 1, 2014 to November 1, 2014. Prior to our founding, Mr. Tenwick was an independent business consultant from 1982 to 1990. In this capacity, he has served as a director and an officer of several businesses, including Douglass Financial Corporation, a surety company, and AmeriCare Health & Retirement, Inc., a long-term care management company. From 1967 until 1982, Mr. Tenwick was a director and an officer of Nucorp Energy, Inc., a company which he co-founded. Nucorp Energy was a public company that invested in oil and gas properties and commercial and residential real estate. Prior to founding Nucorp Energy, Mr. Tenwick was an enforcement attorney for the SEC. Mr. Tenwick is a member of the Ohio State Bar Association and was a founding member of the Ohio Assisted Living Association, an association that promotes high quality assisted living throughout the State of Ohio. Mr. Tenwick’s tenure with the Company and legal and business background provide experience that the Board considers valuable.

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Committees of the Board

The Board has three standing committees that assist it in carrying out its duties — the Audit Committee, the Compensation Committee and the Nominating Committee.

Each member of the Audit Committee, the Compensation Committee and the Nominating Committee is independent under the listing standards of the NYSE American. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338. The following chart shows the membership of our standing committees, as of the date of this Proxy Statement.

Name	Audit Committee	Compensation Committee	Nominating Committee
Steven L. Martin	—	—	—
Brent S. Morrison	—	—	—
Kenneth W. Taylor	Chair	√	Chair
David A. Tenwick	√	Chair	√

Audit Committee. The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act. The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses. The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and that he is independent for purposes of the NYSE American rules with respect to audit committee members.

Compensation Committee. The Compensation Committee is responsible for establishing our compensation plans. The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages. The Compensation Committee approves the compensation of each senior executive and recommends to the Board the compensation arrangements of each member of the Board. In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Nominating Committee. The Nominating Committee is responsible for evaluating and recommending to the Board qualified nominees for election as directors and qualified directors for committee membership, establishing evaluation procedures and conducting an annual evaluation of the performance of the Board, developing corporate governance principles, recommending those principles to the Board and considering other matters pertaining to the size and composition of the Board.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2023, the Board held three meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominating Committee held one meeting. During 2023, each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which he served during 2023. In addition, one of the six directors serving at that time attended the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) in-person and two attended via phone. Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

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DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On January 31, 2023, the Compensation Committee approved and, on February 8, 2023, the Board approved the Company’s director compensation plan for the year ended December 31, 2023. Pursuant to this plan, 2023 director fees for all directors (excluding Mr. Morrison), were set at $49,500 payable in cash in monthly payments of $4,125. The Lead Independent Director earns an extra $1,000 per month or $12,000 per year.

In addition, each director (excluding Mr. Morrison) also received a payment of $1,000 in cash for each in-person Board meeting attended during the year ended December 31, 2023. Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

As of the date of this filing, there have been no changes in the director compensation plan during 2024.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2023. Directors who are employed by us do not receive any compensation for their activities related to serving on the Board.

Name	Fees earned or paid in cash	Stock awards	All other compensation	Total
Michael J. Fox(1)	$61,500	—	—	$61,500
Kenneth S. Grossman(2)	$37,294	—	—	$37,294
Steve L. Martin(2)	$37,294	—	—	$37,294
Kenneth W. Taylor	$49,500	—	—	$49,500
David A. Tenwick	$49,500	—	—	$49,500

(1)	Includes Lead Independent Director compensation. Mr. Fox resigned effective September 30, 2024.

(2)	Messrs. Grossman and Martin did not stand for re-election at the 2023 Annual Meeting held on November 16, 2023.

The number of outstanding exercisable and unexercisable options and warrants, and the number of shares of unvested restricted stock, held by each of our non-employee directors as of December 31, 2023, are shown below:

As of December 31, 2023
	Number of Shares Subject to Outstanding Options or Warrants		Number of Shares of Unvested Restricted
Director	Exercisable	Unexercisable	Stock
Michael J. Fox(1)	4,323	—	—
Kenneth W. Taylor	—	—	—
David A. Tenwick	—	—	—

(1)	Represents an option to purchase 4,323 shares of common stock, with an expiration date of December 17, 2024, at an exercise price of $46.80 per share.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officers as of December 1, 2024. Our executive officers serve at the discretion of the Board, subject to applicable employment arrangements. See “Executive Compensation — Compensation Arrangements with Executive Officers.”

Name	Age	Position
Brent S. Morrison	48	Chief Executive Officer, President, Corporate Secretary and Chairman of the Board
Paul J. O’Sullivan	46	Senior Vice President
Heather L. Pittard	49	Chief Accounting Officer

For biographical information for Mr. Morrison, see “Board of Directors —Directors and Director Nominees.”

Paul J. O’Sullivan. Mr. O’Sullivan, age 46, has served as Senior Vice President of the Company since January 2023. He served as Vice President of the Company from December 2020 to January 2023. Prior thereto, Mr. O’Sullivan was Vice President of Asset Management for Formation Development Group, LLC, a private equity real estate development firm that specializes in senior housing development from February 2017 to June 2020. Prior to that, Mr. O’Sullivan was a Financial Analyst for CSG Advisors, a municipal bond advisory firm, from 2014 to February 2017, and an Asset Manager for Formation Capital, a private equity firm focused on senior housing investments, from 2008 to 2014. From 2001 to 2007, Mr. O’Sullivan held accounting positions with Jameson Inns, Home Depot, Aelera, and Spherion.

Heather L. Pittard. Ms. Pittard age 49, has served as the Company’s Chief Accounting Officer since joining the Company on April 15, 2024. In this position, Ms. Pittard serves as the Company’s principal accounting officer. Prior to that, Ms. Pittard served as a consultant from May 2019 to April 2024 providing manager-level accounting assistance to a variety of companies. From 2013 to 2019, Ms. Pittard served as the Chief Accounting Officer and Controller at Presidio Property Trust, Inc., a real estate investment trust. From 2000 to 2009, Ms. Pittard served as Audit Manager for PricewaterhouseCoopers LLP, an accounting firm. Ms. Pittard is a graduate of the University of Colorado at Boulder, where she earned a Bachelor’s degree in Accounting and Finance, as well as a Master’s degree in Accounting.

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Executive Compensation Tables

Summary Compensation Table. The following table sets forth the compensation paid to, earned by or accrued for our named executive officers:

Name and Principal Position*	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Total ($)
Brent S. Morrison***	2023	220,000	—	—		71,802	(1)	291,802
Chief Executive Officer, President, Corporate Secretary and Chairman (principal executive officer)	2022	220,000	150,000	108,240	(2)	—		478,240
Paul J. O’Sullivan**	2023	150,000	—	86,640	(3)	—		236,640
Senior Vice President	2022	150,000	—	—		—		150,000
(principal financial officer) (former principal accounting officer)

*	Ms. Pittard joined the Company, and commenced serving as the Company’s Chief Accounting Officer (and principal accounting officer), on April 15, 2024. As a result, Ms. Pittard did not receive compensation for calendar years 2023 and 2022.

**	Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 (when he became an employee of the Company) and commenced serving as the Corporate Secretary on December 30, 2022. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019 (during which time he was a non-employee, independent contractor to the Company).

***	Mr. O’Sullivan commenced serving as the Company’s principal financial officer on May 26, 2022 and commenced serving as the Company’s Senior Vice President in January 2023. Mr. O’Sullivan served as the Company’s principal financial officer from May 26, 2022 to April 15, 2024.

(1)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2023, in the form of a stock option grant of 24,000 shares of common stock, with a grant price of $3.32 per share, which vested immediately upon the grant date. The grant date fair value was computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 11 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the relevant assumptions used to calculate the fair value pursuant to FASB ASC Topic 718. In addition, see “Compensation Arrangements with Executive Officers” below.

(2)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2022, in the form of a restricted stock grant of 24,000 shares of common stock, with a grant price of $4.51 per share, which vests as to one half of the shares on January 1, 2023 and January 1, 2024. See “Compensation Arrangements with Executive Officers” below.

(3)	Represents compensation paid to Mr. O’Sullivan as an employee for the year ended December 31, 2023, in the form of a restricted stock grant of 24,000 shares of common stock, with a grant price of $3.61 per share, which vests as to one-third of the shares on January 20, 2024, January 20, 2025 and January 20, 2026.

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Outstanding Equity Awards at Fiscal Year-End Table. The table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2023:

		OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Award: Total Number of Unearned Shares, Units or Other Rights that have Not Vested		Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested(7)
Brent S. Morrison	12/17/14	4,323	(1)	—	$46.80	12/17/24	—		$—
	07/01/21	—		—	$—	—	8,000	(2)	$16,230
	01/01/22	—		—	$—	—	12,000	(3)	$24,344
	01/01/23	24,000		—	$3.32	01/01/33	—	(4)	$—
Paul J. O’Sullivan	06/10/21	—		—	$—	—	5,000	(5)	$10,144
	01/20/23	—		—	$—	—	24,000	(6)	$48,689

(1)	This stock option award vested in three substantially equal installments on December 17, 2015, December 17, 2016 and December 17, 2017.

(2)	Represents the remaining unvested restricted stock award portion that vests on January 1, 2024.

(3)	Represents the remaining unvested restricted stock award portion that vests on January 1, 2024.

(4)	This stock option award vested immediately upon the grant date.

(5)	Represents the remaining unvested restricted stock award portion that vests on January 1, 2024.

(6)	This restricted stock grant vests as to one-third of the shares on January 20, 2024, January 20, 2025 and January 20, 2026.

(7)	The dollar amounts are determined by multiplying the number of RSAs by $2.0287, the closing price of the Company’s common stock on December 29, 2023, the last trading day of the Company’s fiscal year.

Pay Versus Performance

Overview

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between executive compensation actually paid and certain measures of financial performance of the Company.

The Compensation Committee did not use the information displayed in the tables below, including the calculation of compensation actually paid, as a basis for making compensation decisions.

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Pay Versus Performance Table

The table below sets forth additional compensation information for our named executive officers (“NEOs”), calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2023 and 2022.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)(4)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss(6)

2023	$291,802	$265,976	$236,640	$161,241	$44.99	$(1,182,000,	)
2022	$478,240	$430,640	$134,395	$117,555	$73.61	$(6,867,000)

(1)	Represents the “Total” compensation for our principal executive officer (“PEO”), Mr. Morrison, as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.”

(2)	Compensation actually paid to our PEO and the average of all non-PEO NEOs is calculated in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

Compensation Actually Paid to PEO

Year	Reported Summary Compensation Table Total for PEO	Less: Reported Value of Stock and/or Option Awards	Plus: Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Add: Awards that are Granted and Vest in the Same Year, the Fair Value as of the Vesting Date	Compensation Actually Paid to PEO

2023	$291,802	$(71,802)	$—	$(25,826)	$71,802	$265,976

2022	$478,240	$(108,240)	$79,680	$(19,040)	$—	$430,640

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Average Compensation Actually Paid to Non-PEO NEOs

Year	Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Reported Value of Stock and/or Option Awards	Plus: Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Less: Fair Value as of Prior Fiscal Year End of Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	Compensation Actually Paid to Non-PEO NEOs

2023	$236,640	$(86,640)	$48,689	$(37,448)	$—	$161,241

2022	$134,395	$—	$—	$(9,520)	$(7,320)	$117,555

(3)	For 2023, our non-PEO NEO was Mr. O’Sullivan. For 2022, our non-PEO NEOs were Messrs. O’Sullivan and Waites.

(4)	Represents the average total compensation for our non-PEO NEOs, derived from the “Total” as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.” Mr. Waites 2022 reported summary compensation table information may be found in the Company’s 2023 Proxy Statement filed with the SEC on October 4, 2023 (the “2023 Proxy Statement”).

(5)	For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company through December 31 of the applicable fiscal year, assuming $100 was invested on December 31, 2021.

(6)	Reflects Net Loss in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023 and 2022.

Relationship Between Compensation Actually Paid and Financial Measures

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Compensation Arrangements with Executive Officers

Mr. Morrison. Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 and Corporate Secretary on December 30, 2022, and served as Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 to March 24, 2019.

On July 1, 2021, the Company entered into an employment agreement with Brent Morrison (the “Morrison Employment Agreement”), pursuant to which, among other things: (i) the Company agreed to pay Mr. Morrison $220,000 per year, subject to increase by the Compensation Committee; (ii) Mr. Morrison is eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of up to 125% of his base salary; and (iii) the Company provides Mr. Morrison with such other benefits as other senior executives of the Company receive. Pursuant to the Morrison Employment Agreement, the Company agreed to employ Mr. Morrison for an initial term of three years.

Pursuant to the Morrison Employment Agreement, the Company granted to Mr. Morrison, subject to the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) or the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”), as applicable: (i) on July 1, 2021, a restricted stock award of 24,000 shares of common stock, which vests in three equal installments on January 1, 2022, January 1, 2023 and January 1, 2024; (ii) on January 1, 2022, a restricted stock award of 24,000 shares of common stock, which vests in two equal installments on January 1, 2023 and January 1, 2024; (iii) on January 1, 2023, an option to purchase 24,000 shares of common stock, which vested immediately on the grant date; and (iv) on January 1, 2024, an option to purchase 24,000 shares of common stock, of which 11,250 shares underlying this stock option vested immediately on the grant date and the remaining 12,750 shares underlying the stock option will vest on January 1, 2025.. The exercise price per share for the common stock subject to each option shall equal the Fair Market Value (as defined in the 2020 Plan or the 2023 Plan, as applicable) of a share of common stock on the respective dates of grant, unless the 2020 Plan or the 2023 Plan, as applicable, requires a higher exercise price.

Pursuant to the Morrison Employment Agreement, upon termination of Mr. Morrison’s employment for any reason, the Company will pay Mr. Morrison: (i) unpaid salary earned through his termination date; (ii) any vacation time earned but not used as of his termination date in accordance with the Company’s policies as then in effect; (iii) reimbursement, in accordance with the Company’s policies and procedures, for business expenses incurred but not yet paid as of his termination date; (iv) except in the case of termination for cause, any annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which he is entitled under the terms of the applicable arrangements and/or under applicable law (all of the foregoing clauses (i) through (v), the “Accrued Obligations”). If Mr. Morrison is terminated for cause, then the awards that were granted to but not yet vested or exercisable as of his termination date will be automatically forfeited.

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If Mr. Morrison is terminated without cause, then (i) Mr. Morrison will be entitled to (a) the Accrued Obligations and (b) a severance payment equal to six months salary plus a bonus of 100% of Mr. Morrison’s salary for any completed fiscal year to the extent earned but not paid, (ii) to the extent Mr. Morrison participates in Company health programs, the Company will pay Mr. Morrison an amount in cash, on a monthly basis, equal to the Company’s portion of the premiums for Mr. Morrison’s health plan benefits for Mr. Morrison and any eligible dependents for a period of 12 months from his termination date, and (iii) equity awards shall automatically accelerate and become fully vested and exercisable as of his termination date. If Mr. Morrison is terminated without cause within one year following a change in control, the severance will be increased from six months salary to twelve months salary.

Mr. O’Sullivan. Mr. O’Sullivan commenced serving as the Company’s principal financial officer on May 26, 2022 and commenced serving as the Company’s Senior Vice President in January 2023. Mr. O’Sullivan served previously as the Company’s principal accounting officer from May 26, 2022 to April 15, 2024. We have not entered into an employment agreement with Mr. O’Sullivan. As compensation for his service as Senior Vice President, Mr. O’Sullivan is paid an annual salary in the amount of $150,000 and is eligible for benefits customarily available to the Company’s employees.

Ms. Pittard. Ms. Pittard commenced serving as the Company’s Chief Accounting Officer and principal accounting officer on April 15, 2024. We have not entered into an employment agreement with Ms. Pittard. As compensation for her service as Chief Accounting Officer, Ms. Pittard is paid an annual base salary of $180,000 and is eligible for benefits customarily available to the Company’s employees.

Equity Compensation Plan Information

The Board believes that stock-based incentive awards can play an important role in our success by encouraging and enabling our employees, directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in us. The Board believes that providing such persons with a direct stake in us assures a closer identification of the interests of such individuals with ours and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us.

On September 21, 2023, the Board adopted, subject to shareholder approval, the 2023 Plan. On November 16, 2023, at the Company’s 2023 Annual Meeting of Shareholders, the Company’s shareholders approved the 2023 Plan. The 2023 Plan is designed to enhance the flexibility to grant equity awards to our employees, consultants and non-employee directors and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Compensation Committee.

A description of the material terms of the 2023 Plan is set forth under “Proposal 2: Approval of the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan” in the 2023 Proxy Statement, which description is incorporated herein by reference.

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The following table sets forth additional information as of December 31, 2023, with respect to shares of the common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of outstanding options and warrants and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants		Weighted -Average Exercise Price of Outstanding Options, Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(1))
Equity compensation plans approved by security holders	32,646	(2)	$14.84	225,000
Equity compensation plans not approved by security holders	31,945	(3)	$52.50	—
Total	64,591		$33.47	225,000

(1) Represents shares available for future issuance under the 2023 Plan, which was approved by the Company’s shareholders on November 16, 2023 at the 2023 Annual Meeting of Shareholders of the Company.

(2) Represents options issued pursuant to the Company’s 2011 Stock Incentive Plan and the Company’s 2020 Plan, which were approved by our shareholders.

(3) Represents warrants issued outside of our shareholder approved plan as described below.

●	On October 10, 2014, we issued to William McBride III, as an inducement to become our Chief Executive Officer, a ten-year warrant to purchase 25,000 shares of common stock, of which 8,333 shares were forfeited on April 17, 2017 upon his separation from the Company, at an exercise price per share of $53.88. The balance of such warrant is fully vested and may be exercised for cash or on a cashless basis.

●	On April 1, 2015, we issued to Allan J. Rimland, as an incentive to become our then President and Chief Financial Officer, a ten-year warrant to purchase 22,917 shares of common stock, of which 7,639 shares were forfeited on October 17, 2017 upon his resignation from the Company, at an exercise price per share equal to $51.00. The balance of such warrant is fully vested and may be exercised for cash or on a cashless exercise basis.

Retirement Programs

The Company does not provide any retirement plans or programs.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2023:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board. The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2023, with management and Cherry Bekaert, the Company’s independent registered public accounting firm. Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2023; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Cherry Bekaert was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee reviewed Cherry Bekaert’s Report of Independent Registered Public Accounting Firm included in the 2023 Annual Report related to Cherry Bekaert’s audit of the consolidated financial statements of the Company for the year ended December 31, 2023.

The Audit Committee has discussed with Cherry Bekaert the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, Cherry Bekaert has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Cherry Bekaert the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2023, be included in the 2023 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Kenneth W. Taylor, Chair David A. Tenwick

Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, Cherry Bekaert has audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2023 and 2022.

The following table sets forth the aggregate fees that Cherry Bekaert billed to the Company for the years ended December 31, 2023 and 2022. All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

	December 31,
(Amounts in 000’s)	2023	2022
Audit fees (total)(1)	$244	$232
Audit-related fees (total)(2)	51	70
Tax fees	—	—
All other fees	—	—

Total fees	$295	$302

(1)	Audit fees include fees associated with professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q during the twelve months ended December 31, 2023 and 2022.

(2)	Audit-related fees include fees for additional services related to acquisitions, registration statements and other regulatory filings.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Mr. Martin is affiliated with holders of the Company’s Series B Preferred Stock. The Board, upon the recommendation of the Nominating Committee, nominated Mr. Martin, who was a director nominee recommended by certain of the holders of the Series B Preferred Stock, to stand for election at the Annual Meeting. Mr. Martin was previously elected to the Board at the 2022 Annual Meeting of Shareholders held on February 14, 2023 and served on the Board until November 16, 2023, at which time he did not stand for re-election at the Company’s 2023 Annual Meeting of Shareholders. The Company previously negotiated with certain of the holders of the Series A Preferred Stock, including affiliates of Mr. Martin, the terms of the Company’s exchange offer that closed on June 30, 2023.

Mr. Morrison owns $70,000 aggregate principal amount of the City of Springfield Ohio, First Mortgage Revenue Bonds (Eaglewood Property Holdings, LLC Project) Series 2012A (the “Series 2012A Bonds”) personally and $140,000 aggregate principal amount of the Series 2012A Bonds through the ZCM Opportunities Fund, LP, a private fund over which Mr. Morrison exercises discretion. The 2012A Bonds are secured by the Eaglewood Village facility.

Approval of Related Party Transactions

The foregoing transaction was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval. In addition, the Board believes that the foregoing transaction was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not documented in writing but has been the Company’s consistent practice.

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STOCK OWNERSHIP

Common Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,879,249 shares of the common stock outstanding.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent of Outstanding Common Stock(3)
Directors and Named Executive Officers:
Steven L. Martin	15,165	(4)	*
Brent S. Morrison	139,642	(5)	7.23%
Paul J. O’Sullivan	120,630	(6)	6.42%
Heather L. Pittard	—		*
Kenneth W. Taylor	9,562	(7)	*
David A. Tenwick	27,985	(8)	1.49%
All Directors and Executive Officers as a Group:	312,984		16.20%

*	Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.

(3)	Percentage is calculated based on 1,879,249 shares of common stock outstanding as of December 2, 2024 plus any stock options exercisable as of December 2, 2024 and any stock options exercisable within 60 days of December 2, 2024.

(4)	Represents (i) 500 shares of common stock held directly by Mr. Steven Martin; (ii) 6,865 shares of common stock held in an individual retirement account; (iii) 1,900 shares of common stock held by his spouse; and (iv) 5,900 shares of common stock held by his spouse in an individual retirement account.

(5)	Represents: (i) 85,047 shares of common stock held directly by Mr. Morrison; (ii) 2,272 shares of common stock held in an individual retirement account; (iii) options exercisable to purchase 4,323 shares of common stock held by Mr. Morrison at an exercise price of $46.80 per share; (iv) options exercisable to purchase 24,000 shares of common stock held by Mr. Morrison at an exercise price of $3.32 per share; (v) options exercisable to purchase 11,250 shares of common stock held by Mr. Morrison at an exercise price of $2.03 per share; and (vi) options exercisable to purchase 12,750 shares of common stock held by Mr. Morrison at an exercise price of $2.03 within 60 days of December 2, 2024.

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(6)	Represents: (i) 51,130 shares of common stock held by Mr. O’Sullivan; (ii) 56,000 unvested shares of restricted stock over which the holder has sole voting but no investment power; and (iii) 13,500 shares of common stock held in an individual retirement account.

(7)	Represents 9,562 shares of common stock held by Mr. Taylor.

(8)	Represents 27,985 shares of common stock held by Mr. Tenwick.

Series A Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series A Preferred Stock beneficially owned by: (i) each of our director nominees, directors and our named executive officers; and (ii) our directors and executive officers as a group. As of the record date, there were 559,263  shares of the Series A Preferred Stock outstanding.

Name of Beneficial Owner(1)	Number of Shares of Series A Preferred Stock Beneficially Owned	Percent of Outstanding Series A Preferred Stock
Directors, Director Nominees and Named Executive Officers:
Steven L. Martin	—	*
Brent S. Morrison	—	*
Paul J. O’Sullivan	—	*
Heather L. Pittard	—	*
Kenneth W. Taylor	—	*
David A. Tenwick	—	*
All Directors, Director Nominees and Executive Officers as a Group:	—	*

*	Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

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Series B Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series B Preferred Stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the Series B Preferred Stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 2,252,272 shares of the Series B Preferred Stock outstanding.

Name of Beneficial Owner(1)	Number of Shares of Series B Preferred Stock Beneficially Owned		Percent of Outstanding Series B Preferred Stock
Greater than 5% Stockholder:
Charles L. Frischer	479,673	(2)	21.30%
Kenneth S. Grossman	143,118	(3)	6.35%
Directors, Director Nominees and Named Executive Officers:
Steven L. Martin	97,657	(4)	4.34%
Brent S. Morrison	—		*
Paul J. O’Sullivan	—		*
Heather L. Pittard	—		*
Kenneth W. Taylor	—		*
David A. Tenwick	—		*
All Directors, Director Nominees and Executive Officers as a Group:	97,657		4.34%

*	Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Information obtained from the Schedule 13D/A filed by Charles L. Frischer and the Libby Frischer Family Partnership (“LFFP”), an entity that Mr. Frischer is the general partner of, with the SEC on June 20, 2023. Of the shares of Series A Preferred Stock reported in such Schedule 13D/A, Charles L. Frischer reports having sole voting power and sole dispositive power with respect to 468,673 shares of Series A Preferred Stock, and LFFP reports having sole voting power and sole dispositive power with respect to 11,000 shares of Series A Preferred Stock. The address for this beneficial owner, as set forth in such Schedule 13D/A, is 3156 East Laurelhurst Drive, Seattle, Washington 98105. On June 30, 2023, the 479,673 shares of the Series A Preferred Stock reported were retired and exchanged for Series B Preferred Stock in connection with the Exchange Offer as proposed by the Company as filed SEC on May 23, 2023

(3)	Per Form 3 filed by Mr. Kenneth S. Grossman on February 24, 2023. Represents 143,118 shares of Series B preferred stock held by Mr. Kenneth Grossman in an individual retirement account and excludes 10,472 shares of Series B preferred stock held by a partnership which Mr. Kenneth Grossman disclaims any beneficial ownership.

(4)	Represents (i) 41,371 shares of series B preferred stock held directly by Mr. Steven Martin; (ii) 26,999 shares of Series B preferred stock held in an individual retirement account; (iii) 23,487 shares of Series B preferred stock held by spouse; (iv) 5,800 shares of Series B preferred stock held by spouse in an individual retirement account; and excludes 4,000 shares of Series B preferred stock held by two children of Mr. Steven Martin in individual trust accounts which Mr. Steven Martin disclaims any beneficial ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock and Series A Preferred Stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on a review of reports filed with the SEC, the Company believes that during 2023 fiscal year the Reporting Persons complied with all Section 16(a) filing requirements except that Mr. Morrison made a single late filing reporting the grant of one equity award and Mr. Martin made a single late filing reporting initial ownership.

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ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this Proxy Statement, nor are they aware of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2023 Annual Report

Our audited consolidated financial statements for the year ended December 31, 2023, are included in the 2023 Annual Report, a copy of which accompanies the proxy statement.

Shareholder Proposals for Inclusion in the 2025 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2025 Annual Meeting, then such proposal must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Procedures for Business Matters and Director Nominations for Consideration at the 2025 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures that a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders. Set forth below is a summary of these procedures, including notice deadlines for the 2025 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations). Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i)	the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii)	the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii)	a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a)(iv) of our Bylaws;

(iv)	a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

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(v)	a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities;

(vi)	a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii)	a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)	any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal. The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded. No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations. Subject to any rights of the holders of the Series B Preferred Stock, Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

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In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as he or she appears on the Company’s books (if he or she so appears); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines. Subject to any rights of the holders of the Series B Preferred Stock, Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Corporate Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual meeting was held in the previous year, or the date of the annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting; or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting; or (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

Subject to any rights of the holders of the Series B Preferred Stock, in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2025 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338 not later than (i) the 90th day prior to the annual meeting or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting.

30

194004 Regional Health Proxy Card Rev1 Front

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Mobile or Internet ★ QUICK ★ EASY ★ IMMEDIATE
24 Hours a Day, 7 Days a Week or by Mail

REGIONAL HEALTH PROPERTIES, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on January 13, 2025.

INTERNET VOTING
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1(A) AND 2.

Please mark your votes like this **X**

1(a). To elect the three director nominees listed below to serve until the Company's 2025 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal ("Proposal 1(a)").

	FOR	WITHHOLD
(1) Brent Morrison	☐	☐
(2) Kenneth W. Taylor	☐	☐
(3) David A. Tenwick	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Print Name(s): ____________________

Signature____________________ Signature, if held jointly____________________ Date____________

Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

194004 Regional Health Proxy Card Rev1 Back

2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF COMMON STOCK

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2025

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway, Suite 720
Atlanta, Georgia 30338

The undersigned hereby constitutes and appoints Brent Morrison and Paul O'Sullivan, and each of them individually, each with full power of substitution and resubstitution, to vote in the manner specified below the number of shares of the common stock of Regional Health Properties, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's 2024 Annual Meeting of Shareholders to be held on Tuesday, January 14, 2025, at 1050 Crown Pointe Parkway, Atlanta, Georgia 30338, at 10:00 a.m., local time (the "Annual Meeting"), and at any adjournments or postponements thereof, upon the proposals described in the Notice of 2024 Annual Meeting of Shareholders and Proxy Statement, the receipt of which is acknowledged. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournments or postponements of the Annual Meeting and on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A) AND "FOR" PROPOSAL 2, AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

194004 Regional Health Proxy Card_PREFERRED STOCK Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

REGIONAL HEALTH PROPERTIES, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on January 13, 2025.

INTERNET VOTING
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 1(B).

Please mark your votes like this **X**

	FOR	WITHHOLD
1(b). To elect the one director nominee listed below to serve until the Company's 2025 Annual Meeting of Shareholders and until his successor is elected and qualified, or until his earlier death, resignation or removal ("Proposal 1(b)"). (1) Steven L. Martin	☐	☐

CONTROL NUMBER

Print Name(s): ____________________

Signature____________________ **Signature, if held jointly**____________________ **Date**______________

Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

194004 Regional Health Proxy Card_PREFERRED STOCK Rev2 Back

2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2025

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway, Suite 720
Atlanta, Georgia 30338

The undersigned hereby constitutes and appoints Brent Morrison and Paul O'Sullivan, and each of them individually, each with full power of substitution and resubstitution, to vote in the manner specified below the numbers of shares of 12.5% Series B Cumulative Redeemable Preferred Shares of Regional Health Properties, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's 2024 Annual Meeting of Shareholders to be held on Tuesday, January 14, 2025, at 1050 Crown Pointe Parkway, Atlanta, Georgia 30338, at 10:00 a.m., local time (the "Annual Meeting"), and at any adjournments or postponements thereof, upon the proposals described in the Notice of 2024 Annual Meeting of Shareholders and Proxy Statement, the receipt of which is acknowledged. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournments or postponements of the Annual Meeting and on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b), AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side)